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                                                                 EXHIBIT 10.13.2

                               SECOND AMENDMENT TO
                          THE CONNECTICUT WATER COMPANY
                           EMPLOYEES' RETIREMENT PLAN

  (as amended and restated as of January 1, 1997, except as otherwise provided herein)

1. The following sentence is added to Section 2.15 at the end thereof:

         "Notwithstanding anything to the contrary contained in this Section 2.15, Section 2.32, or elsewhere in the Plan, in no event shall any Employee of Gallup Water Service, Inc. receive credit for Credited Service hereunder prior to January 1, 2001."

2. The following paragraph is added to Section 3.2 at the end thereof:

         "Employees of Gallup Water Service, Inc. shall be eligible to participate hereunder effective January 1, 2001, provided that they have satisfied the service requirements hereunder as of that date and are otherwise eligible to participate hereunder. In no event shall any employee of Gallup Water Service, Inc. receive credit for Credited Service hereunder prior to January 1, 2001."

3. Section 4.2 is amended to read as follows:

         "4.2 Basic Retirement Income - The monthly Basic Retirement Income with payments commencing at Normal Retirement Date under this Plan is equal to 1/12 of 1.6% of Average Earnings multiplied times years of Credited Service. This provision is effective January 1, 2001 and shall not apply to any Participant who retires, terminates employment, or dies prior to such date.

         Notwithstanding the foregoing, the minimum Basic Retirement Income with payments commencing at Normal Retirement Date under this Plan is equal to 1/12 of $1,000, except that for an Employee who has less than 10 years of Credited Service, the $1,000 shall be reduced by the ratio of Credited Service to 10 years.

         Notwithstanding the foregoing, the monthly Basic Retirement Income with payments commencing at Normal Retirement Date under this Plan shall not be less than the benefit the Participant accrued as of December 31, 2000 under the provisions of the Plan in effect at that time.

         Unless otherwise provided under the Plan, the accrued benefit of each "section 401(a)(17) employee" under this Plan will be the greater of the accrued benefit determined for the employee under 1 or 2 below:

         (1) the employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total years of Service taken into account under the Plan for the purposes of benefit accruals, or

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         (2)      the sum of:

                  (a) the employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations, and

                  (b) the employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's years of Service credited to the employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

A "section 401(a)(17) employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Annual Earnings for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000."

4. Paragraph (e) of Section 9.3 is deleted in its entirety.

5. The following paragraph (e) is added to Section 10.3:

         "(e) Lump Sum Option - The Actuarial Equivalent of the Participant's Retirement Income, determined without regard to an early retirement subsidy, may be payable in a single sum in lieu of any other benefits under the Plan."

6. Exhibit I of the Plan is amended in its entirety. A copy of amended Exhibit I is attached hereto.

7. Appendix C, as added by the First Amendment, is amended effective January 1, 2001 by the deletion of the word "December" in paragraph (d) of the definition of "Actuarial Equivalent" set forth in Article II, and the substitution of "November" in lieu thereof; and the addition of the following sentence at the end of said paragraph (d):

         "For the one year period beginning January 1, 2001 and ending December 31, 2001, said annual interest on 30-year Treasury Securities for the month of December, 2000 shall be utilized if it would produce a larger distribution."

8. Except as hereinabove modified and amended, the Plan as amended shall remain in full force and effect.

9. This Amendment is effective as of January 1, 2001.

                                       2

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                                                                 EXHIBIT 10.13.2

                     SUGGESTED RESOLUTIONS FOR INCLUSION IN
                        THE MINUTES OF THE MEETING OF THE
                              BOARD OF DIRECTORS OF
                          THE CONNECTICUT WATER COMPANY

RESOLVED: That the Second Amendment to The Connecticut Water Company Employees'
          Retirement Plan effective January 1, 2001, in substantially the form presented to this meeting and ordered filed with the minutes hereof, is hereby approved and adopted with such changes therein, not inconsistent with the general tenor thereof, as the officers of the Company, with the advice of counsel, deem necessary or appropriate to carry out the objectives thereof or to obtain the approval of the Internal Revenue Service that the Retirement Plan is qualified under
          Section 401 of the Internal Revenue Code of 1986, as amended.

RESOLVED: That the officers of the Company are hereby authorized and directed to take any actions, and to execute such documents and instruments, as may be necessary or appropriate to carry out the intent of the foregoing resolution.

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                                                                 EXHIBIT 10.13.2

                                   CERTIFICATE

         The undersigned hereby certifies that The Connecticut Water Company Employees' Retirement Plan, as amended and restated effective as of January 1, 1997, except as otherwise provided therein, was duly amended by the Pension Trust Committee of the Board of Directors of The Connecticut Water Company by a First Amendment on August 16, 2000 and the Plan, as so amended, is in full force and effect.

______________________                               ___________________________
Date

                                                     ___________________________
                                                     Title

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                                                                 EXHIBIT 10.13.2

                                   CERTIFICATE

         The undersigned hereby certifies that The Connecticut Water Company Employees' Retirement Plan, as amended and restated effective as of January 1, 1997, except as otherwise provided therein, was duly amended by the Board of Directors of The Connecticut Water Company by a Second Amendment on November 14, 2000 and the Plan, as so amended, is in full force and effect.

______________________                               ___________________________
Date

                                                     ___________________________
                                                     Title

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                                                                 EXHIBIT 10.13.2

                          THE CONNECTICUT WATER COMPANY
                           EMPLOYEES' RETIREMENT PLAN

                                    EXHIBIT I

This Exhibit is attached to and made a part of the Plan.

Actuarial Equivalent shall mean a benefit of equivalent current value to the benefit which would otherwise have been provided to the Participant. The factors used to determine equivalencies shall be determined as follows:

         -        50% Contingent Annuity Option

                  90% (less)(plus) .5% for each year by which the age of the Contingent Annuitant (is less than)(exceeds) the age of the Participant. Such factor not to exceed 1.0.

         -        75% Contingent Annuity Option

                  86% (less)(plus) .6% for each year by which the age of the Contingent Annuitant (is less than)(exceeds) the age of the Participant. Such factor not to exceed 1.0.

         -        100% Contingent Annuity Option

                  82% (less)(plus) .7% for each year by which the age of the Contingent Annuitant (is less than)(exceeds) the age of the Participant. Such factor not to exceed 1.0.

         -        Lump Sum Distribution

                  Actuarial Equivalent factors shall be determined using the UP-1984 Mortality Table and, for any Plan Year, the interest rates promulgated by the Pension Benefit Guaranty Corporation for the purposes of determining the present value of a lump sum distribution on plan termination for the month containing the first day of such Plan Year.

                  Effective for lump sum distributions made on or after September 1, 1996, Actuarial Equivalent factors shall be determined using the mortality table prescribed by the Secretary of the Treasury pursuant to Section 417(e)(3)(A)(ii)(I) of the Code and the annual rate of interest on 30-year Treasury securities for the month containing the first day of the Plan Year in which such distribution is made. Effective January 1, 2001, the annual rate of interest on 30-year Treasury securities for the month of November preceding the Plan Year in which such distribution is made shall be utilized. However, for the one year period beginning January 1, 2001 and ending December 31, 2001, the annual rate of interest on 30-year Treasury securities for the month of January, 2001 shall be utilized if it would provide a larger distribution.

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         -        Five Years Certain and Life Option:  98%

         -        Ten Years Certain and Life Option:   93%

         -        Lump Sum Distribution Under Years Certain and Life Options

                  Actuarial Equivalent factors shall be determined using the mortality table prescribed by the Secretary of the Treasury pursuant to Section 417(e)(3)(A)(ii)(I) of the Code and the annual rate of interest on 30-year Treasury securities for the month containing the first day of the Plan Year in which such distribution is made. Effective January 1, 2001, the annual rate of interest on 30-year Treasury securities for the month of November preceding the Plan Year in which such distribution is made shall be utilized. However, for the one year period beginning January 1, 2001 and ending December 31, 2001, the annual rate of interest on 30-year Treasury securities for the month of January, 2001 shall be utilized if it would provide a larger distribution.